SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 5, 2000

                                 ZIFF-DAVIS INC.
             (Exact name of registrant as specified in its charter)




       STATE OF DELAWARE               1-19676                  13-3987754
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)            Identification No.)




                                 Ziff-Davis Inc.
                  28 East 28th Street, New York, New York 10016
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 503-3500



                                       N/A
          (Former name or former address, if changed since last report)

Item 1.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         On April 5, 2000, Ziff-Davis Inc., a Delaware corporation (the "COMPANY"), completed the sale of its ZD Publishing division (excluding Computer Shopper and the Company's investment in Red Herring Communications Inc.) to companies controlled by Willis Stein & Partners. The purchase price was $780,000,000. Additional information about this sale may be found in the Company's proxy statement dated February 7, 2000 (the "PROXY STATEMENT") and in the Company's Form 10-K for the year ended December 31, 1999 (the "1999 FORM 10-K"), each of which is incorporated by reference into this Form 8-K/A.


Items 3-6.  Not Applicable.


Items 7(a).  Not applicable.


Item 7(b).  Pro Forma Financial Information.



         The following unaudited pro forma consolidated financial statements of the Company are based on its historical Consolidated Financial Statements included in the 1999 Form 10-K, adjusted to give pro forma effect to the March 31, 1999 initial public offering of ZDNet common stock described in Note 2 to such Consolidated Financial Statements as well as the comprehensive restructuring described in the Proxy Statement and the 1999 Form 10-K.

         The Unaudited Pro Forma Consolidated Balance Sheet gives pro forma effect to the restructuring as if it had occurred as of December 31, 1999. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999 gives pro forma effect to the initial public offering of ZDNet common stock and the restructuring as if they had occurred immediately prior to January 1, 1999. Further information about these transactions is set forth in the 1999 Form 10-K and in Proxy Statement, each of which is incorporated by reference herein. Further details about the pro forma adjustments are set forth in notes appearing at the end of the unaudited pro forma consolidated financial statements.

         These statements are not necessarily indicative of the actual financial position or results of operations of the Company as of the date or for the period indicated or the financial position or results of operations that the Company would have experienced if the transactions for which the statements give pro forma effect had in fact occurred at the times assumed. Also, the statements do not purport to represent the Company's future financial position or results of operations.

         These statements should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and the Consolidated Financial Statements included in the 1999 Form 10-K.

                                              ZIFF-DAVIS INC.
                                            UNAUDITED PRO FORMA
                                        CONSOLIDATED BALANCE SHEETS
                                           (DOLLARS IN THOUSANDS)

                                                                          DECEMBER 31, 1999
                                                        -----------------------------------------------------
                                                               AS
                                                            REPORTED          ADJUSTMENT         PRO FORMA
                                                        ---------------    ----------------    --------------

ASSETS
Current assets:
   Cash and cash equivalents                             $    10,207       $       2,664        $    12,871
   Accounts receivable, net                                   33,733                                 33,733
   Inventories                                                   468                                    468
   Prepaid expenses and other current assets                   2,835                                  2,835
   Due from affiliates                                         4,485                                  4,485
   Deferred taxes                                              6,423                                  6,423
                                                        ---------------    ----------------    --------------
      Total current assets                                    58,151               2,664             60,815

Securities available for sale                                    513                                    513
Property and equipment, net                                   23,181                                 23,181
Intangible assets, net                                       141,636                                141,636
Assets held for sale                                         780,000            (780,000)                 -
Net assets from discontinued operations                      934,669            (934,669)                 -
Other assets                                                  49,695             (16,840)            32,855
                                                        ---------------    ----------------    --------------
      Total assets                                       $ 1,987,845       $  (1,728,845)       $   259,000
                                                        ===============    ================    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                      $     1,734                            $     1,734
   Accrued expenses                                           79,240                                 79,240
   Unearned income, net                                       12,808                                 12,808
   Current portion of notes payable to affiliates              6,923              (6,923)                 -
   Other current liabilities                                  10,224                                 10,224
                                                        ---------------    ----------------    --------------
      Total current liabilities                              110,929              (6,923)           104,006

Notes payable to affiliates                                   64,039             (64,039)                 -
Notes payable, net of unamortized discount                 1,100,736          (1,100,736)                 -
Other liabilities                                              3,876                                  3,876
                                                        ---------------    ----------------    --------------
      Total liabilities                                    1,279,580          (1,171,698)           107,882

Total stockholders' equity                                   708,265            (557,147)           151,118
                                                        ---------------    ----------------    --------------
      Total liabilities and stockholders' equity         $ 1,987,845       $  (1,734,173)       $   259,000
                                                        ===============    ================    ==============

Common Stock, par value $0.01 per share
          Number  of shares of ZD common stock           103,467,728       (103,467,728)                  -
          Number of shares of ZDNet common stock          13,707,063        (13,707,063)                  -
          Number of shares of ordinary common stock                -        139,091,379         139,091,379


           The accompanying notes are an integral part of these pro forma financial statements

                                                ZIFF-DAVIS INC.
                                              UNAUDITED PRO FORMA
                                     CONSOLIDATED STATEMENT OF OPERATIONS
                               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      YEAR ENDED DECEMBER 31,1999
                                                          -------------------------------------------------
                                                                               TOTAL
                                                            AS REPORTED      ADJUSTMENTS       PRO FORMA
                                                          ---------------  ---------------  ---------------

Revenue, net:
    Publishing                                           $   598,280       $   (528,124)       $    70,156
    Internet                                                 104,178                  -            104,178
                                                         ----------------  ---------------  ---------------
                                                             702,458           (528,124)           174,334

Cost of production                                           186,748           (158,040)            28,708
Selling, general and administrative expenses                 409,147           (275,476)           133,671
Stock-based compensation                                       9,916             (5,381)             4,535
Depreciation and amortization of property and equipment       23,867            (13,461)            10,406
Amortization of intangible assets                             86,963            (73,955)            13,008
Write-down of intangible assets                            1,048,185         (1,048,185)                 -
                                                         ----------------  ---------------  ---------------
Loss from operations                                      (1,062,368)         1,046,374           (15,994)
Interest expense, net - related party                         (7,497)             7,497                  -

Interest expense, net                                        (79,451)            79,451                  -
Other non-operating income, net                                3,241             (1,769)             1,472
Minority interest                                                117                  -                117
                                                         ----------------  ---------------  ---------------
Loss before taxes and discontinued operations             (1,145,958)         1,131,553           (14,405)
Income tax benefit                                           131,111           (126,816)             4,295
                                                         ----------------  ---------------  ---------------
Loss from continuing operations                          $(1,014,847)      $  1,004,737        $  (10,110)
                                                         ================  ===============  ===============

Loss per basic share from continuing operations                                                $    (0.07)
Weighted average basic shares outstanding                                                      136,493,782


           The accompanying notes are an integral part of these pro forma financial statements

               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                                   STATEMENTS


UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET NOTES

         The pro forma adjustments for the unaudited pro forma consolidated balance sheet as of December 31, 1999 assume that the following had occurred as of that date:

          o the sale of ZD Publishing (excluding Computer Shopper and the Company's investment in Red Herring Communications Inc.), ZD Education (excluding Smart Planet) and the Company's equity interest in ZDTV for proceeds aggregating $1,156.8 million (the "YEAR 2000 SALES");

          o the assumed borrowing of $400 million as part of a recapitalization of the ZD Events group (see "General Notes" below);

          o the vesting and exercise of options to purchase an assumed 5.7 million shares of ZD stock for an assumed $51 million and options to purchase an assumed 3.2 million shares of ZDNet stock for an assumed $16 million (see "General Notes" below);

          o the unwind of interest rate swaps that were in fact unwound at various times during 1999 and 2000 and the receipt of $13.6 million in connection therewith, as further described in Note 11 to the Consolidated Financial Statements included in the 1999 Form 10-K;

          o the use of a portion of the proceeds from the foregoing transactions to repay in full the Company's remaining debt ($1,171.7 billion at December 31, 1999), to pay certain expenses (assumed to aggregate $75 million) and to cover certain contingent liabilities of the ZD group (assumed to aggregate $10 million) (see "General Notes" below); neither those contingent liabilities nor the $10 million assumed to be used to cover them appear on the pro forma consolidated balance sheet;

          o the payment of a special cash dividend to holders of ZD common stock (NYSE:ZD) in an amount assumed to equal all of the remaining proceeds from the foregoing transactions other than an assumed $2.7 million (the difference between the Company's actual cash on hand at the balance sheet date and the sum of the cash and the receivable from the ZD group held by the ZDNet group at the balance sheet date);

          o    the spin off of ZD Events to holders of ZD common stock; and

          o the elimination of the Company's tracking stock structure through a merger with a newly formed subsidiary, as a result of which each share of ZDNet stock will be converted into an assumed 1.77 shares of common stock and each share of ZD stock will remain outstanding as one share of common stock (see "General Notes" below).

               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                              STATEMENTS--CONTINUED


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS NOTES

         The pro forma adjustments for the unaudited pro forma consolidated statement of operations for the year ended December 31, 1999 assume that the following had occurred immediately prior to January 1, 1999:

          o the sale of 11,500,000 shares of ZDNet stock at a public offering price of $19.00 per share, less underwriting discounts and expenses of $1.74 per share, pursuant to the initial public offering of ZDNet common stock described in Note 2 to the Consolidated Financial Statements included in the 1999 Form 10-K and the application of the net proceeds to reduce indebtedness under the Company's revolving credit facility;

          o the $1,048.1 million write down of intangible assets relating to the publishing assets that was in fact taken in the fourth quarter of 1999, as further described in Note 7 to the Consolidated Financial Statements included in the 1999 Form 10-K; and

          o each of the other transactions described under "Unaudited Pro Forma Consolidated Balance Sheet Notes" above.


GENERAL NOTES APPLICABLE TO ALL OF THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         As long as the special cash dividend to the holders of ZD common stock is assumed to equal all of the remaining proceeds from sales of the various ZD businesses, the ZD Events borrowing and the unwind of interest rate swaps other than an assumed $2.7 million, none of the following amounts have any impact on the pro forma consolidated financial statements:

          o    the actual ZD Events borrowing,

          o the actual amount needed to repay ZD's remaining debt, to pay various ZD expenses and to cover various ZD contingent liabilities and

          o    the actual amount of proceeds from the exercise of ZD options.

Of course, the foregoing amounts will have a direct impact on the size of the special cash dividend paid to holders of ZD common stock.

         The foregoing adjustments assume that the Company will merge with a newly formed subsidiary, as a result of which each share of ZDNet stock will be converted into an assumed 1.77 shares of common stock and each share of stock will remain outstanding as one share of common stock. The actual exchange ratio will be calculated as described under "Proposal 1 -- The Restructuring of Ziff-Davis -- The Merger" appearing in the Proxy Statement and may be higher or lower than 1.77. The underlying assumptions that generated this assumed exchange ratio are described in that same section of that proxy statement.

Item 7(c).  Exhibits.

            99.1 Form 10-K for the fiscal year ended December 31, 1999 (incorporated herein by reference, File No. 001-14055)

            99.2 Proxy Statement, dated February 7, 2000 (incorporated herein by reference, File No. 001-14055)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ZIFF-DAVIS INC.



                                            By:  /s/ J. Malcolm Morris
                                               ---------------------------------
                                               Name:   J. Malcolm Morris
                                               Title:  Senior Vice President




Date: April 19, 2000